SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



          April 25, 2001                                  1-1225
------------------------------------------      --------------------------
Date of Report (Date of Earliest Event          (Commission File Number)
             Reported)


                     AMERICAN HOME PRODUCTS CORPORATION
     ---------------------------------------------------------------
        (Exact name of the registrant as specified in its charter)


         Delaware                                      13-2526821
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(State of incorporation or organization)              (IRS Employer
                                                   Identification No.)


 Five Giralda Farms, Madison, NJ                         07940
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(Address of principal executive offices)               (Zip Code)


                                (973) 660-5000
      ------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

                 On April 25, 2001, American Home Products Corporation issued a press release, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1    Press Release dated April 25, 2001


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, American Home Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN HOME PRODUCTS CORPORATION

                                  By: /s/Paul J. Jones
                                     Paul J. Jones
                                     Vice President & Comptroller

Date:    April 26, 2001

                                 EXHIBIT INDEX


Exhibit Number
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99.1             Press Release dated April 25, 2001